UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2020

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On May 13, 2020, Loyd A. Warnock, Senior Vice President, Chief External Affairs and Corporate Business Development Officer, informed American Water Works Company, Inc. (the “Company” or “American Water”) of his intent to retire from the Company, effective January 2, 2021. On that same day, the Board of Directors of the Company (the “Board”) approved a change in Mr. Warnock’s officer title, effective June 1, 2020, to Senior Vice President, Chief Advisor — Regulatory and External Affairs, and determined that Mr. Warnock will continue to serve as an executive officer of the Company.
(e)    On May 13, 2020, the Executive Development and Compensation Committee of the Board approved a Separation Agreement and General Release (the “Separation Agreement”), pursuant to which Mr. Warnock would continue to be employed beginning on June 1, 2020 and ending on January 2, 2021 (the “Employment Term”) at his current annual base salary of $484,500, subject to the Company’s right to terminate Mr. Warnock’s employment during the Employment Term for cause (as defined in the Separation Agreement). Unless the Separation Agreement is terminated prior to January 2, 2021, Mr. Warnock would also be eligible to receive a cash payment to be calculated substantially similar to payouts under the Company’s Annual Performance Plan (“APP”), using his APP target of 65% of annual base salary and the ultimate corporate performance factor for 2020. This cash payment is contingent upon, among other things, the Company making payouts to eligible employees pursuant to the APP with respect to the 2020 plan year.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of American Water Works Company, Inc., a Delaware corporation (the “Company”), was held on May 13, 2020. An aggregate of 157,403,491 shares, or 87.0% of the Company’s issued and outstanding common stock as of March 17, 2020, the record date for the 2020 Annual Meeting, was represented in person or by proxy at the 2020 Annual Meeting, constituting a quorum. The results of voting at the 2020 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders thereat is as set forth below.

1.
The following 11 nominees were elected as directors of the Company for a term expiring at the 2021 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey N. Edwards	138,893,687	649,848	153,805	17,706,151
Martha Clark Goss	129,892,038	9,669,437	135,865	17,706,151
Veronica M. Hagen	138,950,526	608,171	138,643	17,706,151
Kimberly J. Harris	139,369,037	188,262	140,041	17,706,151
Julia L. Johnson	136,382,228	3,178,455	136,657	17,706,151
Patricia L. Kampling	139,367,979	188,708	140,653	17,706,151
Karl F. Kurz	139,345,730	203,521	148,089	17,706,151
Walter J. Lynch	138,694,764	848,781	153,795	17,706,151
George MacKenzie	130,028,191	9,514,552	154,597	17,706,151
James G. Stavridis	136,562,848	2,983,420	151,072	17,706,151
Lloyd M. Yates	138,742,425	797,403	157,512	17,706,151

2.	The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
134,431,879	4,923,018	342,443	17,706,151

3.
The ratification of the appointment, by the Audit, Finance and Risk Committee of the Board of Directors (the “Board”), of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020, was approved by the following vote:

For	Against	Abstain
147,912,598	9,245,030	245,863

Item 7.01.	Regulation FD Disclosure.
On May 18, 2020, American Water issued a press release announcing Mr. Warnock’s retirement and that the Board has appointed William M. Varley as Chief Growth Officer, effective June 1, 2020.
A copy of this press release has been included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 7.01. The information furnished in response to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.
Appointment of Chairman and Board Committee Members
Following the 2020 Annual Meeting, at the Board’s annual meeting, the Board appointed director Karl F. Kurz to continue to serve as Chairman of the Board and the following directors to serve as members of the Board’s four standing committees, each effective as of May 13, 2020 and until the 2021 Annual Meeting of Shareholders or until his or her earlier death, resignation or removal:

Committee	Members
Audit, Finance and Risk	Martha Clark Goss (Chair), Jeffrey N. Edwards, Patricia L. Kampling, George MacKenzie and Lloyd M. Yates
Executive Development and Compensation	Julia L. Johnson (Chair), Martha Clark Goss, Veronica M. Hagen and Kimberly J. Harris
Nominating/Corporate Governance	George MacKenzie (Chair), Jeffrey N. Edwards, Veronica M. Hagen, Julia L. Johnson and Admiral James G. Stavridis
Safety, Environmental, Technology and Operations	Veronica M. Hagen (Chair), Kimberly J. Harris, Patricia L. Kampling, Admiral James G. Stavridis and Lloyd M. Yates

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits have been provided herewith, as indicated:

Exhibit No.	Description of Exhibit

99.1*	Press Release, dated May 18, 2020, issued by American Water Works Company, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL)
* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: May 18, 2020	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer

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